EXHIBIT 32.1

VIKING ENERGY GROUP, INC.

Certification Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Viking Energy Group, Inc. (the Company) on Form 10-Q for the quarterly period ended June 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the Report), I James Doris, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 18, 2017	By:	/s/ James Doris
James Doris
Principal Executive Officer and Principal Financial and Accounting Officer